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                                                                 Exhibit 10.4(b)

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

                  THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Agreement") made as of September 3, 1999, by and between SILICON VALLEY BANK, a California-chartered bank ("Bank") with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 5 Radnor Corporate Center, Suite 555, 100 Matsonford Road, Radnor, Pennsylvania 19187 and FREEMARKETS, INC., a corporation organized and in good standing under the laws of the State of Delaware (the "Borrower").

                                    RECITALS.

         A. Borrower and Bank have entered into that certain Loan and Security Agreement dated February 5, 1999 (as thereafter amended from time to time, the "Loan Agreement"), pursuant to which Bank has agreed to establish certain loans in favor of Borrower.

         B. Borrower has requested that Bank increase the Committed Revolving Line described therein, provide a supplemental committed equipment line of credit and modify certain provisions of the Loan Agreement, and the Bank has agreed to the foregoing on the condition, among others, that this Agreement be executed and delivered by Borrower to Bank.

         C. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Loan Agreement.
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         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Bank do hereby agree as follows:

         1. Recitals. The parties hereto acknowledge and agree that the above Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.

         2. Definitions. From and after the date hereof, the definitions of "Advance", "Advances", Committed Revolving Line", "Eligible Accounts", "Loan Documents", "Note", "Revolving Maturity Date" and "Revolving Promissory Note" set forth in Section 1.1 of the Loan Agreement are hereby amended and restated in its entirety as follows:

                           "Advance" or "Advances" means a loan advance under
                  the Committed Revolving Line, the Committed Equipment Line or the Committed Supplemental Equipment Line.

                           "Committed Revolving Line" means prior to closing on
                  the Private Placement, a credit extension of up to Two Million Dollars ($2,000,000) and after closing on the Private Placement, a credit extension of up to Five Million Dollars ($5,000,000).

                           "Eligible Accounts" "Eligible Accounts" means those
                  Accounts that arise in the ordinary course of Borrower's business that comply with all of Borrower's representations and warranties to Bank set forth in Section 5.4. Unless otherwise agreed to by Bank in writing, Eligible Accounts shall not include the following:

                                    (a) Accounts that the account debtor has
                  failed to pay within ninety (90) days of invoice date;

                                    (b) Accounts with respect to an account
                  debtor, fifty percent (50%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

                                    (c) Accounts with respect to an account
                  debtor, including Affiliates, whose total obligations to Borrower exceed twenty five percent (25%)




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                  of all Accounts, unless otherwise approved by Bank in writing, except with respect to General Motors Corporation and United Technology Corporation, as to which the percentage shall be fifty percent (50%), to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;


                                    (d) Accounts with respect to which the
                  account debtor does not have its principal place of business in the United States;

                                    (e) Accounts with respect to which the
                  account debtor is a federal, state, or local governmental entity or any department, agency, or instrumentality thereof, unless the Borrower has taken all steps required by Bank to comply with the Federal Assignment of Claims Act of 1940 and any comparable law with respect to state or local government agencies;

                                    (f) Accounts with respect to which Borrower
                  is liable to the account debtor, but only to the extent of any amounts owing to the account debtor (sometimes referred to as "contra" accounts, e.g. accounts payable, customer deposits, credit accounts etc.);

                                    (g) Accounts generated by demonstration or
                  promotional equipment, or with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

                                    (h) Accounts with respect to which the
                  account debtor is an Affiliate, officer, employee, or agent of Borrower;

                                    (i) Accounts with respect to which the
                  account debtor disputes any material amount of liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

                                    (j) Accounts the collection of which Bank
                  reasonably determines after reasonable inquiry and reasonable consultation with Borrower to be doubtful.

                           "Loan Documents" means collectively, this Agreement,
                  the Negative Pledge Agreement, the Notes, and any other present or future agreement entered into between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated from time to time.



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                           "Note" means the Revolving Promissory Note, an
                  Equipment Term Note or a Supplemental Equipment Term Note, and "Notes" means the Revolving Promissory Note, the Equipment Term Notes and the Supplemental Equipment Term Notes.

                           "Revolving Maturity Date" means September 2, 2000.

                           "Revolving Promissory Note" means that certain
                  Amended and Restated Revolving Promissory Note dated September 3, 1999 in substantially the form of Exhibit E attached hereto in the maximum principal amount of Five Million Dollars ($5,000,000) from the Borrower in favor of the Bank, together with all renewals, amendments, modifications and substitutions therefore.

         From and after the date hereof, the following definitions are added to
Section 1.1 of the Loan Agreement:

                           "Committed Supplemental Equipment Line" means a
                  credit extension of up to Three Million Dollars ($3,000,000).

                           "Committed Supplemental Equipment Line Maturity Date"
                  means September 5, 2003.

                           "Initial Public Offering" means a public offering of
                  stock in the Borrower.

                           "Private Placement" means a private placement that
                  closes after September 1, 1999 and raises a net amount of not less than Twenty Five Million Dollars ($25,000,000) and which closes not later than September 30, 1999.

                           "Supplemental Equipment Advance" has the meaning set
                  forth in Section 2.1.3(a).

                           "Supplemental Equipment Availability End Date One"
                  has the meaning set forth in Section 2.1.3(a).

                           "Supplemental Equipment Availability End Date Two"
                  has the meaning set forth in Section 2.1.3(b).

                           "Supplemental Equipment Term Note" means one of the
                  two (2) supplemental equipment term notes now or hereafter delivered by the Borrower to the Bank in connection with the Supplemental Committed Equipment Line in substantially the form of Exhibit G and "Supplemental Equipment Term Notes" means collectively, the equipment term notes which may now or hereafter be



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                  delivered by the Borrower to Bank in connection with the
                  Supplemental Committed Equipment Line, together with all renewals, amendments, modifications and substitutions therefore.

         3. The Supplemental Equipment. The following provisions are added to the Loan Agreement immediately after Section 2.1.2 as Section 2.1.3:

                  2.1.3 Supplemental Equipment Advances.

                           (a) Subject to and upon the terms and conditions of
                  this Agreement, at any time from and after the Private Placement through March 5, 2000 (the "Supplemental Equipment Availability End Date One"), Borrower may from time to time request advances (each together with the advances described in subsection (b) below, an "Supplemental Equipment Advance" and collectively, the "Supplemental Equipment Advances") to Borrower in an aggregate outstanding amount not to exceed the Committed Supplemental Equipment Line. Amounts borrowed pursuant to this Section 2.1.3(a) may not be readvanced.

                           All Supplemental Equipment Advances made prior to the
                  Supplemental Equipment Availability End Date One shall be evidenced by a Supplemental Equipment Term Note ("Supplemental Equipment Term Note No. 1") to be executed and delivered by the Borrower to Bank on the Closing Date. All Supplemental Equipment Advances made prior to the Supplemental Equipment Availability End Date One shall be repaid in accordance with the terms of Supplemental Equipment Term Note No. 1.

                           (b) At any time after the Private Placement and March
                  5, 2000 through September 5, 2000 (the "Supplemental Equipment Availability End Date Two"), Borrower may from time to time request Supplemental Equipment Advances from Bank in an aggregate amount not to exceed the Committed Supplemental Equipment Line less Supplemental Equipment Advances made under 2.1.3(a) hereof. Amounts borrowed pursuant to this Section 2.1.3(b) may not be readvanced.

                           All Supplemental Equipment Advances made after the
                  Supplemental Equipment Availability End Date One, but prior to the Supplemental Equipment Availability End Date Two shall be evidenced by a Supplemental Equipment Term Note ("Supplemental Equipment Term Note No. 2") to be executed and delivered by Borrower to Bank on the Closing Date. All Supplemental Equipment Advances made after the Supplemental Equipment Availability End Date One, but prior to the Supplemental Equipment Availability End Date Two



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                  shall be repaid in accordance with the terms of Supplemental
                  Equipment Term Note No. 2.

                           (c) Borrower shall deliver to Bank, at the time of
                  each Supplemental Equipment Advance request, an invoice for the Equipment to be purchased. The Supplemental Equipment Advances shall be used only to purchase domestic Equipment purchased within the past ninety (90) days or thereafter and shall not exceed One Hundred Percent (100%) of the invoice amount of such equipment approved from time to time by Bank, excluding taxes, shipping, warranty charges, freight discounts and installation expense. Software may, however, constitute up to twenty-five percent (25%) of aggregate Supplemental Equipment Advances. At no time shall Bank make any Supplemental Equipment Advances if after giving effect to such request the aggregate amount then outstanding would exceed the Committed Supplemental Equipment Line.

                           (d) Interest shall accrue from the date of each
                  Supplemental Equipment Advance at the rate as set forth in the Supplemental Equipment Term Notes and shall be payable monthly in accordance with the Supplemental Equipment Term Notes.

                            (e) Borrower may not prepay any Supplemental
                  Equipment Advances with less than ten (10) days prior notice and further provided that any such prepayment is accompanied by a prepayment fee in the amount of one percent (1.0%) of the Supplemental Equipment Advance being prepaid.

         4. Principal Depository. Section 6.7 of the Loan Agreement is amended and restated in its entirety as follows:

                           6.7 Principal Depository. Borrower shall maintain its
                  principal operating accounts with Bank. Prior to the Initial Public Offering, Borrower shall at all times maintain not less than Two Million Five Hundred Thousand Dollars ($2,500,000) in a money market mutual fund maintained with Bank. From and after the Initial Public Offering, Borrower shall at all times maintain not less than Five Million Dollars ($5,000,000) in a money market mutual fund maintained with Bank.

         5. Tangible Net Worth. Section 6.9 of the Loan Agreement is amended and restated in its entirety as follows:

                           6.9 Tangible Net Worth. Borrower shall maintain,
                  tested as of the last day of each calendar month, a Tangible Net Worth of not less than Eight Million




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                  Dollars ($8,000,000) through and including August 31, 1999.
                  From and after September 30, 1999, the Borrower shall maintain at all times thereafter, Tangible Net Worth in an amount equal to not less than Twenty Five Million Dollars ($25,000,000).

         6. Compliance Certificate. From and after the date hereof, Exhibit D to the Loan Agreement is replaced in its entirety with Exhibit D attached hereto.

         7. Fees. In consideration of the Bank's agreement to enter into this Agreement Borrower has agreed to pay Bank on the date hereof the following non refundable fees (the "Fees"):

                           (a) a commitment fee for the Committed Revolving Line
                  in the amount of Twelve Thousand Five Hundred Dollars
                  ($12,500);

                           (b) a success fee for the Committed Revolving Line in
                  the amount of Twelve Thousand Five Hundred Dollars ($12,500);

                           (c) a commitment fee for the Committed Supplemental
                  Equipment Line in the amount of Seven Thousand Five Hundred Dollars ($7,500); and

                           (d) a success fee for the Committed Supplemental
                  Equipment Line in the amount of Seven Thousand Five Hundred Dollars ($7,500).

         8. Conditions Precedent. This Agreement shall not become effective until Bank receives the following, each of which shall be satisfactory in form and substance to Bank:

                           (a) an Amended and Restated Revolving Promissory Note
                  (the "Restated Note") issued and delivered by the Borrower in the form attached hereto and incorporated herein by reference, payable to the order of Bank in the principal amount of Five Million Dollars ($5,000,000) and otherwise duly completed; and



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                           (b) proof that Borrower has paid the Fees and all
                  fees, costs and expenses to Bank in connection with this Agreement, including but not limited to all Bank's attorneys fees and expenses; and

                           (c) such other information, instruments, opinions,
                  documents, certificates and reports as Bank may deem necessary.

         9. Restated Note. Borrower shall execute and deliver to Bank on the date hereof the Restated Note, in substitution for and not satisfaction of, the issued and outstanding revolving promissory note, and the Restated Note shall be the "Revolving Promissory Note" for all purposes of the Loan Documents.

         10. Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

         11. Loan Documents; Governing Law; Etc. This Agreement is one of the Loan Documents defined in the Loan Agreement and shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

         12. Acknowledgments. Borrower hereby confirms to Bank the enforceability and validity of each of the Loan Documents. In addition, Borrower hereby agrees to the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of Borrower under the terms of any of the Loan Documents,



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except as otherwise specifically set forth in this Agreement. Borrower issues, ratifies and confirms the representations, warranties and covenants contained in the Loan Documents, except for such representations and/or warranties which, by their nature, covered specific facts and events as they existed as of the date they were originally made under the Loan Agreement, in which case Borrower issues, ratifies and confirms such representations and/or warranties as of the date they were originally made under the Loan Agreement.

         13. Modifications. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.


                     [SIGNATURES ARE ON THE FOLLOWING PAGE]



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                 FREEMARKETS,  INC.


                                 By: /s/ Glen T. Meakem
                                    -------------------------------------
                                    Name: Glen T. Meakem
                                    Title: Chairman, President & CEO

                                 SILICON VALLEY BANK


                                 By: /s/ Ash Lilani
                                    -------------------------------------
                                    Ash Lilani, Senior Vice President

                                 SILICON VALLEY BANK


                                 By:
                                    -------------------------------------
                                    Name:
                                    Title:




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                                    EXHIBIT D

                             COMPLIANCE CERTIFICATE

TO:    SILICON VALLEY BANK

FROM:  FREEMARKETS, INC.

         The undersigned authorized officer of FREEMARKETS, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _____________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in any accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                          REQUIRED                                             COMPLIES
------------------                          --------                                             --------
Monthly financial statements                Monthly within 30 days                               Yes    No
Annual (CPA Audited)                        FYE within 90 days                                   Yes    No
Annual Operating Plan & Projections         Within 30 days of beginning of fiscal year           Yes    No
A/R  Agings                                 Monthly within 30 days                               Yes    No

FINANCIAL COVENANT                  REQUIRED                      ACTUAL                         COMPLIES
------------------                  --------                      ------                         --------

Maintain on a Monthly Basis:

Minimum Quick Ratio                 1.5:1.0                       _____:1.0                      Yes    No
Minimum Debt Service                2.0:1.0                       _____:1.0                      Yes    No
Minimum Tangible Net Worth:
August 31, 1999                     $8,000,000                    $________                      Yes    No
September 30, 1999 and
         thereafter                 $25,000,000                   $________                      Yes    No




                                        ===================================
                                                     BANK USE ONLY
                                        RECEIVED BY:____________________
                                        DATE:________________
                                        REVIEWED BY:____________________
                                        COMPLIANCE STATUS:  YES / NO
                                        ===================================

COMMENTS REGARDING EXCEPTIONS:

Sincerely,

                                      Date:
------------------------                   --------------------
SIGNATURE

------------------------
TITLE




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